EQ ADVISORS TRUSTSM – ALL ASSET ALLOCATION PORTFOLIO

SUPPLEMENT DATED AUGUST 18, 2011 TO THE PROSPECTUS DATED MAY 1, 2011, AS SUPPLEMENTED

This Supplement supersedes and replaces information contained in the Supplement dated August 12, 2011 to the Prospectus dated May 1, 2011 of EQ Advisors Trust (the “Trust”) regarding the All Asset Allocation Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com

The purpose of this Supplement is to provide you with information about changes to the administrative services fee payable by the Portfolio and information regarding litigation involving AXA Equitable Funds Management Group, LLP (the “Manager”) and its parent AXA Equitable Life Insurance Company (“AXA Equitable”).

Information Regarding

All Asset Allocation Portfolio

In the section “Management of the Trust – Management Fees Paid by the Portfolio in 2010” the sentence describing the fee paid by the Portfolio to the Manager is deleted in its entirety and replaced with the following information:

Effective September 1, 2011, in addition to the management fee, the Portfolio pays FMG LLC an asset-based fee at an annual rate of 0.15% on the first $15 billion of its average daily net assets; 0.125% on the next $5 billion of its average daily net assets; 0.10% on average daily net assets thereafter; plus $32,500 for administrative services.

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The section “Management of the Trust” is revised to include the following additional information:

Legal Proceedings Relating to the Manager

In July 2011, a lawsuit was filed in the United States District Court of the District of New Jersey, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC. The lawsuit was filed derivatively on behalf of eight funds: EQ/Common Stock Index Portfolio; EQ/Equity Growth PLUS Portfolio; EQ/Equity 500 Index Portfolio; EQ/Intermediate Government Bond Index; EQ/Large Cap Value PLUS Portfolio; EQ/Global Multi-Sector Equity Portfolio; EQ/Mid Cap Value PLUS Portfolio; and EQ/GAMCO Small Company Value Portfolio (collectively, the “Portfolios”). The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended, for alleged excessive fees paid to AXA Equitable and the Manager for investment management services. The Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of all fees paid.

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